Supplement dated February 2, 2018
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Seligman Global Technology Fund	3/1/2017
Effective February 2, 2018 (the "Effective Date"), the list of portfolio managers under the subsection “Fund Management” in the Fund's Summary Prospectus and in the “Summary of the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead Portfolio Manager	1994
Shekhar Pramanick	Co-Portfolio Manager	2014
Sanjay Devgan	Technology Team Member	2014
Jeetil Patel	Technology Team Member	2015
Christopher Boova	Technology Team Member	2016
Vimal Patel	Technology Team Member	February 2018
The rest of the section remains the same.
On the Effective Date, the list of portfolio managers and the biographical information that follows, under the heading “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers” section of the Fund's Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead Portfolio Manager	1994
Shekhar Pramanick	Co-Portfolio Manager	2014
Sanjay Devgan	Technology Team Member	2014
Jeetil Patel	Technology Team Member	2015
Christopher Boova	Technology Team Member	2016
Vimal Patel	Technology Team Member	February 2018
Mr. Wick joined one of the Columbia Management legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for Technology. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Dr. Pramanick joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Dr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Seasons Capital Management. Dr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
Mr. Devgan joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Devgan was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance, and worldwide sales finance. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Mr. Patel joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Patel was a managing director and senior internet analyst for Deutsche Bank Securities. Mr. Patel began his investment career in 1998 and earned a B.A. from University of California, Los Angeles.
Mr. Boova joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995 and earned two B.S. degrees from Worcester Polytechnic Institute, an M.A. from Georgetown University and an M.B.A. from the Wharton School at the University of Pennsylvania.
Mr. Patel joined the Investment Manager in 2014. Prior to joining the Investment Manager, Mr. Patel was Vice President at Bertram Capital covering technology and business services from 2010 to 2014. Mr. Patel began his investment career in 2001 and earned a B.A. from North Carolina State University, an M.S. from the University of Colorado, Boulder, and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP220_10_006_(02/18)